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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2005

                           ---------------------------

                     Citigroup Global Markets Holdings Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                   1-15286                11-2418067
       ---------------             -----------          -------------------
       (State or other             (Commission             (IRS Employer
       jurisdiction of            File Number)          Identification No.)
       incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

Item 8.01 Other Events.

     On June 10, 2005, Citigroup Inc., the parent company of Citigroup Global Markets Holdings Inc., issued a press release announcing that it has agreed to a settlement in the Enron class action litigation Newby, et al. v. Enron Corp., et al., currently pending in the United States District Court for the Southern District of Texas, Houston Division.

     A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

    Exhibit Number
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          99.1      Press Release, dated June 10, 2005, issued by Citigroup Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005                   CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                       By:      /s/  John R. Dye
                                          --------------------------------
                                       Name:    John R. Dye
                                       Title:   Assistant Secretary


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                                  EXHIBIT INDEX


  Exhibit Number
  --------------
       99.1       Press Release, dated June 10, 2005, issued by Citigroup Inc.